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                                                                 EXHIBIT 10.8(e)

                              FOURTH AMENDMENT TO
                               THE TAMBRANDS INC.
                      1992 DIRECTORS STOCK INCENTIVE PLAN
                      -----------------------------------


     WHEREAS, TAMBRANDS INC. (the "Company") adopted the 1992 Directors Stock Incentive Plan (the "Plan"); and

     WHEREAS, pursuant to Section 13 of the Plan, the Board of Directors retained the right to amend the Plan;

     NOW, THEREFORE, the Plan is amended as follows:

     1. Section 8(b) is amended to delete the first sentence thereof and to substitute a new first sentence thereof, to read as follows:

          The date of each grant shall be November 15 for Awards granted in 1991, August 15 for Awards granted in 1992 to Participating Directors, August 24 for Awards granted in 1993 to Participating Directors, August 23 for Awards granted in 1994 to Participating Directors and September 15 for Awards granted in 1994 to Eligible Directors (the "Date of Grant").

     2. Section 8(d) is amended to delete the first sentence thereof and to substitute a new first sentence thereof, to read as follows:

          A Participant who wishes to elect to receive an Exchange Option in accordance with Section 8(a) shall deliver to the Secretary of the Company a written irrevocable election, in a form acceptable to the General Counsel of the Company, not later than November 8, 1991 for grants to be made in November 1991, August 10, 1992 for grants to be made in August 1992, August 17, 1993 for grants to be made in August 1993, August 16, 1994 for grants to be made in August 1994 and September 8 for grants to be made in September 1994, specifying the type and amount of compensation such Participant wishes to forgo.

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          3.   This Fourth Amendment to the Plan shall be effective as of March
1, 1994.

          IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed by its duly authorized officer on the ______ day of ________________, 1994.



                                    TAMBRANDS INC.



                                    By:___________________________

                                    Title:________________________
WITNESS:


_________________________

Title:___________________